UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch New Jersey Municipal Bond Fund
              of Merrill Lynch Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        New Jersey Municipal Bond Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 07/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                Merrill Lynch
                New Jersey Municipal
                Bond Fund

Annual Report
July 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch New Jersey Municipal Bond Fund

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Municipal Bond Fund during its taxable year ended July 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of July, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $200 billion in new long-term tax-exempt bonds during the six-month period ended July 31, 2003, an increase of more than 20% versus the same six months of 2002. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                           Sincerely,


                                                           /s/ Terry K. Glenn

                                                           Terry K. Glenn
                                                           President and Trustee


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003        3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We modestly increased the Fund's exposure to what we believed to be some of the more attractive areas of the market -- lower-rated and non-investment grade paper. This helped to enhance the Fund's yield.

Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were higher at 5.35% at the end of July, 2003 than they had been six months earlier. Volatile equity markets, concerns over the Iraqi conflict, and sub par economic growth combined to generally push interest rates lower through June. Bond yields, however, moved sharply higher in July in response to more positive business activity, especially continued strong homes sales and improving employment trends.

Long-term tax-exempt bond yields also rose over the six months ended July 31, 2003, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of July, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.4%.

The municipal market outperformed the U.S. Treasury market over the past six months, despite a dramatic increase in new bond issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. The monthly issuance for July 2003, at almost $30 billion, represented the largest amount of tax-exempt bonds ever sold in the month of July. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-coupon issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

A number of factors continue to foster strong investor demand for municipal bonds. Tax-exempt money market rates have remained below 1% for much of this year, forcing investors to invest in longer maturities to generate desired levels of coupon income. In July and August 2003, investors are expected to receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions. We believe much of these proceeds are likely to be reinvested in the municipal market.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of July 2003, tax-exempt bond yields were 85% - 93% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance.

While many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

What developments in the state of New Jersey affected the Fund?

During the year, New Jersey maintained credit ratings of AA, Aa2 and AA from Standard & Poor's, Moody's and Fitch, respectively. While Standard & Poor's outlook is stable, those of Moody's and Fitch remain negative. The Fund maintained negligible exposure to uninsured state-backed bonds; hence, performance was virtually unaffected by the potential rating downgrades.

For the fiscal year ended June 30, 2003, the state faced another budget shortfall. The gap was closed through several initiatives, including the securitization of New Jersey's remaining tobacco settlement and a restructuring of the corporate business tax (CBT). The changes to the CBT resulted in permanent revenue, thereby enhancing the state's structural stability. In addition, state spending was controlled in fiscal year 2003, remaining comparable to 2002 spending levels.

Although the adopted budget for fiscal year 2004 is not structurally balanced, it has grown only 1.6% since fiscal year 2003. On the revenue side, the state increased taxes and fees in several areas, including the casino industry and the cigarette tax. On the expense side, initiatives included reducing the New Jersey Saver property tax rebates and the state's pension contribution.

The state's budget shortfalls caused increased issuance of New Jersey bonds. While supply was up throughout the country, New Jersey's rate of issuance was more than double the national rate of issuance this year, resulting in some underperformance relative to national municipal bonds.

From a political and judicial perspective, the New Jersey Supreme Court affirmed the constitutional validity of


4      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003
non-voter approved contract debt (that is, the payment of principal and interest is subject to the state making annual appropriations). Economically, New Jersey is one of the wealthiest states in the nation with high personal income levels and strong housing price appreciation.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2003, The Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.76%, +2.34%, +2.24% and +2.75%, respectively. This compared to a return of +3.60% for the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

The Fund's underperformance relative to the benchmark is attributed to two factors. First, the Index provides a measure of the overall municipal market, while the Fund's investment is limited to New Jersey issues. As mentioned earlier, record new issuance in the state has led to some relative underperformance in the New Jersey municipal bond market. Second, the Index consists of the full universe of municipal bonds, including high-yield bonds, which has been one of the best-performing asset classes in the last six - 12 months because of the narrowing of credit spreads. While the Fund does have the ability to invest in high-yield bonds, the range of alternatives in New Jersey is far less than that available in the broader market. In short, the Fund's more limited investment options explains the variance in returns during this particular period.

The Fund delivered above-average performance relative to its Lipper peer group of New Jersey Municipal Debt Funds, which had an average return of +2.19% for the 12-month period. In addition, we maintained a duration that was somewhat below-benchmark for the majority of the period. While this initially worked against us as interest rates declined, the sharp backup in rates late in the period enabled the Fund to outperform its peers with lower duration than average. Finally, the portfolio had a higher concentration of non-investment grade and lower investment grade securities than its peers. At the close of the period, we had approximately 20% of net assets in issues rated BBB or lower by at least one of the major rating agencies. This overweight position in higher-yielding paper contributed to the Fund's performance.

What changes were made to the portfolio during the fiscal year?

In the last 12 months, we modestly increased the Fund's exposure to an overweight position in what we believed to be some of the more attractive areas of the market -- lower-rated and non-investment grade paper. In addition, we liquidated some advance-refunded bonds, which generally are refunded prior to maturity as issuers attempt to take advantage of lower interest rates. When a bond is refinanced ahead of its call date, the original bonds are secured by an escrow account that typically is invested in Treasury securities. Because many of these bonds experienced a sharp rise in value during the period, we liquidated our holdings and reinvested the proceeds in longer-term bonds. The goal was to lock in profits rather than remain subject to wherever interest rates might be on those bonds' scheduled call dates.

Finally, because the municipal yield curve had grown quite steep in the last 12 months, we took the opportunity to sell bonds with maturities of approximately ten years that have outperformed and reinvested the proceeds further out on the curve, where we feel there is more value ahead. We believe this should allow us to pick up a fair amount of yield.

How would you characterize the Fund's position at the close of the period?

In terms of duration, the Fund remained somewhat shorter than its benchmark. We expect to maintain this posture going forward, perhaps looking for opportunities to position the Fund more defensively given strength in the market. As signs of an economic rebound continue to mount, the expectation is that credit spreads should tighten. Based on this scenario, we intend to maintain the Fund's current exposure to the higher-yielding sector of the market in anticipation of the additional contraction of credit spreads.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

August 13, 2003

--------------------------------------------------------------------------------
Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.
--------------------------------------------------------------------------------


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003        5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                      Ten-Year/
                                                        6-Month        12-Month    Since Inception   Standardized
As of July 31, 2003                                  Total Return    Total Return    Total Return    30-Day Yield
=================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares*       +0.45%          +2.76%          +58.30%         3.96%
-----------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares*       +0.34           +2.34           +49.79          3.71
-----------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares*       +0.19           +2.24           +51.25          3.61
-----------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class I Shares*       +0.48           +2.75           +57.42          4.06
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +0.43           +3.60        +78.78/+80.70        --
-----------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception dates are ten years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


6      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2003:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML New Jersey
Municipal Bond Fund+--
Class A Shares*                      $9,600          $10,373           $10,923          $11,986           $12,642          $12,810

ML New Jersey
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,762           $11,264          $12,298           $12,905          $13,022

                                    7/00             7/01              7/02             7/03
ML New Jersey
Municipal Bond Fund+--
Class A Shares*                     $12,866          $14,190           $14,789          $15,196

ML New Jersey
Municipal Bond Fund+--
Class C Shares*                     $13,000          $14,267           $14,794          $15,125

                                    10/31/94         7/95              7/96             7/97              7/98             7/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,107           $11,840          $13,054           $13,837          $14,235

                                    7/00             7/01              7/02             7/03
Lehman Brothers Municipal
Bond Index++                        $14,848          $16,345           $17,441          $18,070

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/03                              +2.76%            -1.35%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                            +3.74             +2.90
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/03                                     +5.37             +4.88
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/03                               +2.24%            +1.26%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                             +3.22             +3.22
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/03                                      +4.83             +4.83
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003        7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1993 to July 2003:

                                    7/93             7/94              7/95             7/96              7/97
ML New Jersey
Municipal Bond Fund+--
Class B Shares*                     $10,000          $9,969            $10,563          $11,068           $12,107
ML New Jersey
Municipal Bond Fund+--
Class I Shares*                     $9,600           $9,618            $10,245          $10,789           $11,862

                                    7/98             7/99              7/00             7/01              7/02             7/03
ML New Jersey
Municipal Bond Fund+--
Class B Shares*                     $12,706          $12,834           $12,825          $14,101           $14,637          $14,979
ML New Jersey
Municipal Bond Fund+--
Class I Shares*                     $12,512          $12,702           $12,758          $14,099           $14,709          $15,113

                                    7/93             7/94              7/95             7/96              7/97
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,187           $10,989          $11,714           $12,916

                                    7/98             7/99              7/00             7/01              7/02             7/03
Lehman Brothers Municipal
Bond Index++                        $13,690          $14,083           $14,691          $16,171           $17,256          $17,878

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/03                               +2.34%            -1.58%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                             +3.34             +3.02
--------------------------------------------------------------------------------
Ten Years Ended 7/31/03                              +4.12             +4.12
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/03                              +2.75%            -1.36%
--------------------------------------------------------------------------------
Five Years Ended 7/31/03                            +3.84             +3.00
--------------------------------------------------------------------------------
Ten Years Ended 7/31/03                             +4.64             +4.22
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                        Value
=================================================================================================================================
New Jersey--90.0%                                 Camden County, New Jersey, Pollution Control Financing Authority,
                                                   Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                      CCC       B2        $  340       Series A, 7.50% due 12/01/2010                                      $  320
                      CCC       B2           110       Series B, 7.50% due 12/01/2009                                         104
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,000   Cape May County, New Jersey, Industrial Pollution Control
                                                   Financing Authority Revenue Bonds (Atlantic City Electric Company
                                                   Project), AMT, Series A, 7.20% due 11/01/2029 (e)                        3,247
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Baa2       1,300   Cape May Point, New Jersey, GO, 5.70% due 3/15/2013                      1,412
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa        5,125   Egg Harbor Township, New Jersey, School District, GO, Refunding,
                                                   5.50% due 7/15/2025 (b)                                                  5,399
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa        1,155   Evesham, New Jersey, Municipal Utilities Authority, Revenue
                                                   Refunding Bonds, Series A, 6.125% due 7/01/2010 (e)                      1,330
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,135   Garden State Preservation Trust, New Jersey, Capital Appreciation
                                                   Revenue Bonds, Series B, 5.24%** due 11/01/2027                          1,089
                      -----------------------------------------------------------------------------------------------------------
                                                   Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                                   Series A (d):
                      AAA       Aaa        1,000       5.25% due 11/01/2018                                                 1,045
                      AAA       Aaa        1,225       5% due 11/01/2020                                                    1,239
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa        1,240   Irvington Township, New Jersey, GO, Refunding, Series B, 5% due
                                                   7/15/2033 (e)                                                            1,219
                      -----------------------------------------------------------------------------------------------------------
                                                   Morris County, New Jersey, GO, Refunding:
                      AAA       Aaa          250       4.20% due 2/01/2023                                                    223
                      AAA       Aaa          750       4.25% due 2/01/2025                                                    671
                      -----------------------------------------------------------------------------------------------------------
                                                   Morris County, New Jersey, Improvement Authority Revenue Bonds
                                                   (Pooled Program):
                      NR*       Aaa          290       5% due 8/15/2017                                                       299
                      NR*       Aaa          300       5% due 8/15/2018                                                       307
                      NR*       Aaa          315       5% due 8/15/2019                                                       320
                      -----------------------------------------------------------------------------------------------------------
                                                   New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                      A+        NR*          600       5.25% due 6/01/2024                                                    593
                      A+        NR*          500       5.25% due 6/01/2032                                                    495
                      -----------------------------------------------------------------------------------------------------------
                                                   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian
                                                   Home):
                      NR*       NR*        1,330       Series A, 6.375% due 11/01/2031                                      1,295
                      NR*       NR*        1,630       Series B, 5.75% due 11/01/2031                                       1,600
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Ba3        1,250   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                   7% due 10/01/2014                                                        1,218
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,000   New Jersey EDA, New Jersey Water Facilities Revenue Refunding
                                                   Bonds (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)            996
                      -----------------------------------------------------------------------------------------------------------
                      NR*       NR*          425   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                                   Village Inc. Facility), Series A, 7.25% due 11/15/2031                     430
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,000   New Jersey EDA, Revenue Bonds (Transportation Project),
                                                   Sub-Lease, Series A, 6% due 5/01/2016 (d)                                2,239
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,500   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                                   Corporation), 6.50% due 7/01/2024 (d)                                    2,649

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
EDR     Economic Development Revenue Bonds
GO      General Obligation Bonds
IDR     Industrial Development Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003        9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                      Value
=================================================================================================================================
New Jersey            AA-       Aa3      $ 1,500   New Jersey EDA, School Facilities, Construction Revenue Bonds,
(concluded)                                        Series F, 5% due 6/15/2028                                             $ 1,463
                      -----------------------------------------------------------------------------------------------------------
                      B         Caa2       5,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                   Airlines Inc. Project), AMT, 6.25% due 9/15/2019                         4,234
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,000   New Jersey EDA, State Contract Revenue Bonds (Economic Fund),
                                                   Series A, 5.25%** due 3/15/2021 (e)                                        764
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,000   New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                                   Projects), 6.25% due 6/15/2020 (a)                                       5,657
                      -----------------------------------------------------------------------------------------------------------
                                                   New Jersey Health Care Facilities Financing Authority Revenue
                                                   Bonds:
                      BB+       NR*        1,150       (Pascack Valley Hospital Association), 6.625% due 7/01/2036          1,134
                      A+        A2         3,570       (Robert Wood Johnson University Hospital), 5.75% due 7/01/2025       3,716
                      AA        NR*          780       (Shore Memorial Health Care System), 5% due 7/01/2023                  751
                      NR*       Baa2         665       (Somerset Medical Center), 5.50% due 7/01/2033                         623
                      NR*       Baa1       2,720       (South Jersey Hospital), 6% due 7/01/2026                            2,735
                      AA        NR*        2,500       (Southern Ocean County Hospital), 5.125% due 7/01/2031               2,419
                      -----------------------------------------------------------------------------------------------------------
                                                   New Jersey Health Care Facilities Financing Authority, Revenue
                                                   Refunding Bonds:
                      A-        A3           910       (Atlantic City Medical Center), 6.25% due 7/01/2017                    971
                      AA        NR*        2,500       (Bayshore Community Hospital), 5.125% due 7/01/2032                  2,418
                      BBB-      Baa3       1,500       (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020            1,626
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa          800   New Jersey State Educational Facilities Authority, Higher
                                                   Education, Capital Improvement Revenue Bonds, Series A, 5.125%
                                                   due 9/01/2022 (a)                                                          807
                      -----------------------------------------------------------------------------------------------------------
                                                   New Jersey State Educational Facilities Authority Revenue Bonds:
                      NR*       Baa3       1,710       (Bloomfield College), Series A, 6.85% due 7/01/2030                  1,784
                      AAA       Aaa        1,000       (New Jersey Institute of Technology), Series G, 5.25%
                                                       due 7/01/2019 (e)                                                    1,031
                      AAA       Aaa        1,120       (Public Library Project Grant Issue), Series A, 5.50%
                                                       due 9/01/2019 (a)                                                    1,190
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,000   New Jersey State Educational Facilities Authority, Revenue
                                                   Refunding Bonds (Princeton Theological Seminary), Series G, 5%
                                                   due 7/01/2026                                                            1,004
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa          795   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                   Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (e)                        801
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,000   New Jersey State Transit Corporation, COP (Federal Transit
                                                   Administration Grants), Series A, 6.125% due 9/15/2009 (a)(f)            5,822
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa       14,700   New Jersey State Transportation Trust Fund Authority, Revenue
                                                   Refunding Bonds, RITR, Series RI, 10.245% due 6/15/2014 (c)(e)          17,269
                      -----------------------------------------------------------------------------------------------------------
                                                   New Jersey State Transportation Trust Fund Authority,
                                                   Transportation System Revenue Refunding Bonds, Series B:
                      AAA       Aaa        1,560       6.50% due 6/15/2010                                                  1,824
                      AAA       Aaa          940       6.50% due 6/15/2010 (g)                                              1,111
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,295   New Jersey State Turnpike Authority, Turnpike Revenue Bonds,
                                                   Series A, 5% due 1/01/2030 (a)                                           1,276
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa          985   Newark, New Jersey, Health Care Facility Revenue Refunding Bonds
                                                   (New Community Urban Renewal), Series A, 5.20% due 6/01/2030 (h)           987
                      -----------------------------------------------------------------------------------------------------------
                      A         NR*        1,500   South Jersey Port Corporation of New Jersey Revenue Refunding
                                                   Bonds, AMT, 5.20% due 1/01/2023                                          1,461
                      -----------------------------------------------------------------------------------------------------------
                                                   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                   Bonds:
                      A-        Baa2       1,635       6.75% due 6/01/2039                                                  1,447
                      A-        Baa2       1,600       7% due 6/01/2041                                                     1,454
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,000   Union County, New Jersey, Utilities Authority, Revenue Refunding
                                                   Bonds (Ogden Martin System of Union), Senior Lease, AMT, Series A,
                                                   5.50% due 6/01/2010 (a)                                                  2,157
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,030   University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                                   Series A, 5.50% due 12/01/2027 (a)                                       1,080


10     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Schedule of Investments (concluded)                               (in Thousands)

                       S&P       Moody's   Face
State                  Ratings+  Ratings+  Amount   Municipal Bonds                                                        Value
==================================================================================================================================
New York--3.9%        AA-       A1       $ 1,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Bonds, 85th Series, 5.20% due 9/01/2018                               $  1,045
                       -----------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation
                                                    Revenue Bonds, AMT (e):
                       NR*       Aaa        1,000       (JFK International Air Terminal LLC), RIB, Series 157, 10.34%
                                                        due 12/01/2022 (c)                                                   1,076
                       AAA       Aaa        2,000       (Special Project--JFK International Air Terminal), Series 6,
                                                        6.25% due 2/01/2011                                                  2,225
==================================================================================================================================
Pennsylvania--0.8%    A-        A2           950   Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge
                                                    Revenue Refunding Bonds, 5% due 7/01/2024                                  922
==================================================================================================================================
Virgin Islands--1.3%  BBB-      Baa3       1,400   Virgin Islands Government Refinery Facilities Revenue Bonds
                                                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                        1,400
                       -----------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$102,247)--96.0%                          107,423
                       -----------------------------------------------------------------------------------------------------------

==================================================================================================================================
                                           Shares
                                           Held     Short Term Securities
==================================================================================================================================
                                            6,902   CMA New Jersey Municipal Money Fund***                                   6,902
                       -----------------------------------------------------------------------------------------------------------
                                                    Total Short Term Securities (Cost--$6,902)--6.1%                         6,902
==================================================================================================================================
                       Total Investments (Cost--$109,149)--102.1%                                                          114,325

                       Liabilities in Excess of Other Assets--(2.1%)                                                        (2,402)
                                                                                                                          --------
                       Net Assets--100.0%                                                                                 $111,923
                                                                                                                          ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2003.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g)   Escrowed to maturity.
(h)   GNMA Collateralized.
+     Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund               6,902              $3
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of July 31, 2003

====================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$109,149,172) ...........                   $ 114,325,306
                   Cash ............................................................                          11,916
                   Receivables:
                      Interest .....................................................    $ 1,168,838
                      Beneficial interest sold .....................................         55,987
                      Dividends from affiliates ....................................             55        1,224,880
                                                                                        -----------
                   Prepaid registration fees and other assets ......................                          12,618
                                                                                                       -------------
                   Total assets ....................................................                     115,574,720
                                                                                                       -------------
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased .........................................      3,365,470
                      Dividends to shareholders ....................................        127,316
                      Investment adviser ...........................................         52,658
                      Beneficial interest redeemed .................................         40,295
                      Distributor ..................................................         30,355
                      Other affiliates .............................................         11,402        3,627,496
                                                                                        -----------
                   Accrued expenses ................................................                          24,218
                                                                                                       -------------
                   Total liabilities ...............................................                       3,651,714
                                                                                                       -------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                   Net assets ......................................................                   $ 111,923,006
                                                                                                       =============
====================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------
                   Class A Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                   $     272,641
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                         440,180
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                         151,829
                   Class I Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...........................                         230,865
                   Paid-in capital in excess of par ................................                     116,633,062
                   Undistributed investment income -- net ..........................    $   118,478
                   Accumulated realized capital losses on investments -- net .......    (11,100,183)
                   Unrealized appreciation on investments -- net ...................      5,176,134
                                                                                        -----------
                   Total accumulated losses -- net .................................                      (5,805,571)
                                                                                                       -------------
                   Net assets ......................................................                   $ 111,923,006
                                                                                                       =============
====================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------
                   Class A -- Based on net assets of $27,867,689 and 2,726,411 shares
                   of beneficial interest outstanding ..............................                   $       10.22
                                                                                                       =============
                   Class B -- Based on net assets of $44,967,920 and 4,401,800 shares
                   of beneficial interest outstanding ..............................                   $       10.22
                                                                                                       =============
                   Class C -- Based on net assets of $15,505,327 and 1,518,293 shares
                   of beneficial interest outstanding ..............................                   $       10.21
                                                                                                       =============
                   Class I -- Based on net assets of $23,582,070 and 2,308,646 shares
                   of beneficial interest outstanding ..............................                   $       10.21
                                                                                                       =============

      See Notes to Financial Statements.


12     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Statement of Operations

For the Year Ended July 31, 2003

=========================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------
                   Interest ..............................................                    $ 6,538,487
                   Dividends from affiliates .............................                          3,048
                                                                                              -----------
                   Total income ..........................................                      6,541,535
                                                                                              -----------
=========================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..............................    $   629,907
                   Account maintenance and distribution fees--Class B ....        274,856
                   Account maintenance and distribution fees--Class C ....         87,830
                   Accounting services ...................................         87,700
                   Professional fees .....................................         72,753
                   Printing and shareholder reports ......................         40,956
                   Transfer agent fees--Class B ..........................         30,343
                   Account maintenance fees--Class A .....................         25,153
                   Registration fees .....................................         19,592
                   Trustees' fees and expenses ...........................         17,503
                   Transfer agent fees--Class A ..........................         11,666
                   Transfer agent fees--Class I ..........................          9,183
                   Custodian fees ........................................          8,762
                   Transfer agent fees--Class C ..........................          7,847
                   Pricing fees ..........................................          7,196
                   Other .................................................         13,989
                                                                              -----------
                   Total expenses before reimbursement ...................      1,345,236
                   Reimbursement of expenses .............................         (2,531)
                                                                              -----------
                   Total expenses after reimbursement ....................                      1,342,705
                                                                                              -----------
                   Investment income--net ................................                      5,198,830
                                                                                              -----------
=========================================================================================================
Realized & Unrealized Loss on Investments -- Net
---------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net .....................                     (1,197,055)
                   Change in unrealized appreciation on investments--net .                     (1,095,579)
                                                                                              -----------
                   Total realized and unrealized loss on investments--net                      (2,292,634)
                                                                                              -----------
                   Net Increase in Net Assets Resulting from Operations ..                    $ 2,906,196
                                                                                              ===========

      See Notes to Financial Statements.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                            July 31,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                   2003              2002
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $   5,198,830     $   5,369,288
                   Realized loss on investments--net ......................................       (1,197,055)          (48,475)
                   Change in unrealized appreciation on investments--net ..................       (1,095,579)         (578,956)
                                                                                               -------------------------------
                   Net increase in net assets resulting from operations ...................        2,906,196         4,741,857
                                                                                               -------------------------------
==============================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net:
                      Class A .............................................................       (1,197,765)         (946,129)
                      Class B .............................................................       (2,384,450)       (2,853,059)
                      Class C .............................................................         (622,550)         (493,501)
                      Class I .............................................................         (959,226)       (1,062,202)
                                                                                               -------------------------------
                   Net decrease in net assets resulting from dividends to shareholders ....       (5,163,991)       (5,354,891)
                                                                                               -------------------------------
==============================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from beneficial interest transactions       (5,377,948)       (3,782,292)
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ...........................................       (7,635,743)       (4,395,326)
                   Beginning of year ......................................................      119,558,749       123,954,075
                                                                                               -------------------------------
                   End of year* ...........................................................    $ 111,923,006     $ 119,558,749
                                                                                               ===============================
                      * Undistributed investment income--net ..............................    $     118,478     $     101,670
                                                                                               ===============================

      See Notes to Financial Statements.


14     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Financial Highlights

                                                                                           Class A@
The following per share data and ratios have been derived   --------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                            --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000          1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...   $   10.43      $   10.48      $    9.94      $   10.60     $   11.17
                                                            --------------------------------------------------------------------
                   Investment income--net ...............         .50+           .48            .46            .49           .51
                   Realized and unrealized gain (loss) on
                   investments--net .....................        (.21)          (.05)           .54           (.48)         (.35)
                                                            --------------------------------------------------------------------
                   Total from investment operations .....         .29            .43           1.00            .01           .16
                                                            --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.50)          (.48)          (.46)          (.49)         (.51)
                      Realized gain on investments--net .          --             --             --             --          (.22)
                      In excess of realized gain on
                      investments--net ..................          --             --             --           (.18)           --
                                                            --------------------------------------------------------------------
                   Total dividends and distributions ....        (.50)          (.48)          (.46)          (.67)         (.73)
                                                            --------------------------------------------------------------------
                   Net asset value, end of year .........   $   10.22      $   10.43      $   10.48      $    9.94     $   10.60
                                                            ====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...        2.76%          4.22%         10.29%           .42%         1.31%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .......         .93%           .94%           .90%           .82%          .85%
                                                            ====================================================================
                   Expenses .............................         .93%           .94%           .90%           .82%          .85%
                                                            ====================================================================
                   Investment income--net ...............        4.79%          4.63%          4.50%          4.97%         4.60%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)   $  27,868      $  22,745      $  17,424      $   7,416     $   9,821
                                                            ====================================================================
                   Portfolio turnover ...................       39.93%         41.39%         37.90%         83.48%       120.46%
                                                            ====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       15

[LOGO] Merrill Lynch Investment Managers

                                                                                          Class B
The following per share data and ratios have been derived   --------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                            --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000          1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...  $    10.43     $    10.48     $     9.93     $    10.60    $    11.16
                                                            --------------------------------------------------------------------
                   Investment income--net ...............         .46+           .44            .42            .45           .46
                   Realized and unrealized gain (loss) on
                   investments--net .....................        (.22)          (.05)           .55           (.49)         (.34)
                                                            --------------------------------------------------------------------
                   Total from investment operations .....         .24            .39            .97           (.04)          .12
                                                            --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.45)          (.44)          (.42)          (.45)         (.46)
                      Realized gain on investments--net .          --             --             --             --          (.22)
                      In excess of realized gain on
                      investments--net ..................          --             --             --           (.18)           --
                                                            --------------------------------------------------------------------
                   Total dividends and distributions ....        (.45)          (.44)          (.42)          (.63)         (.68)
                                                            ====================================================================
                   Net asset value, end of year .........  $    10.22     $    10.43     $    10.48     $     9.93    $    10.60
                                                            ====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...        2.34%          3.80%          9.95%          (.08%)         .99%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .......        1.34%          1.35%          1.30%          1.23%         1.26%
                                                            ====================================================================
                   Expenses .............................        1.34%          1.35%          1.30%          1.23%         1.26%
                                                            ====================================================================
                   Investment income--net ...............        4.37%          4.21%          4.12%          4.56%         4.21%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)  $   44,968     $   62,716     $   72,173     $   85,195    $  113,869
                                                            ====================================================================
                   Portfolio turnover ...................       39.93%         41.39%         37.90%         83.48%       120.46%
                                                            ====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


16     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

                                                                                           Class C
The following per share data and ratios have been derived   --------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                            --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000          1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...   $   10.42     $    10.47     $     9.93     $    10.60    $    11.16
                                                            --------------------------------------------------------------------
                   Investment income--net ...............         .45+           .43            .41            .44           .45
                   Realized and unrealized gain (loss) on
                   investments--net .....................        (.22)          (.05)           .54           (.49)         (.34)
                                                            --------------------------------------------------------------------
                   Total from investment operations .....         .23            .38            .95           (.05)          .11
                                                            --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.44)          (.43)          (.41)          (.44)         (.45)
                      Realized gain on investments--net .          --             --             --             --          (.22)
                      In excess of realized gain on
                      investments--net ..................          --             --             --           (.18)           --
                                                            --------------------------------------------------------------------
                   Total dividends and distributions ....        (.44)          (.43)          (.41)          (.62)         (.67)
                                                            --------------------------------------------------------------------
                   Net asset value, end of year .........   $   10.21     $    10.42     $    10.47     $     9.93    $    10.60
                                                            ====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...        2.24%          3.70%          9.74%          (.18%)         .89%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .......        1.44%          1.45%          1.40%          1.33%         1.36%
                                                            ====================================================================
                   Expenses .............................        1.44%          1.45%          1.40%          1.33%         1.36%
                                                            ====================================================================
                   Investment income--net ...............        4.28%          4.12%          4.01%          4.46%         4.09%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)   $  15,505     $   13,375     $   10,388     $    8,121    $    9,585
                                                            ====================================================================
                   Portfolio turnover ...................       39.93%         41.39%         37.90%         83.48%       120.46%
                                                            ====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                           Class I@
The following per share data and ratios have been derived   --------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                            --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2003           2002           2001           2000          1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...   $   10.43     $    10.48     $     9.93     $    10.60     $   11.16
                                                            --------------------------------------------------------------------
                   Investment income--net ...............         .50+           .49            .47            .50           .52
                   Realized and unrealized gain (loss) on
                   investments--net .....................        (.21)          (.05)           .55           (.49)         (.34)
                                                            --------------------------------------------------------------------
                   Total from investment operations .....         .29            .44           1.02            .01           .18
                                                            --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............        (.51)          (.49)          (.47)          (.50)         (.52)
                      Realized gain on investments--net .          --             --             --             --          (.22)
                      In excess of realized gain on
                      investments--net ..................          --             --             --           (.18)           --
                                                            --------------------------------------------------------------------
                   Total dividends and distributions ....        (.51)          (.49)          (.47)          (.68)         (.74)
                                                            --------------------------------------------------------------------
                   Net asset value, end of year .........   $   10.21     $    10.43     $    10.48     $     9.93     $   10.60
                                                            ====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...        2.75%          4.33%         10.51%           .42%         1.50%
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .......         .83%           .84%           .79%           .72%          .75%
                                                            ====================================================================
                   Expenses .............................         .83%           .84%           .79%           .72%          .75%
                                                            ====================================================================
                   Investment income--net ...............        4.88%          4.72%          4.62%          5.07%         4.71%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)   $  23,582     $   20,723     $   23,969     $   24,742     $  30,480
                                                            ====================================================================
                   Portfolio turnover ...................       39.93%         41.39%         37.90%         83.48%       120.46%
                                                            ====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


18     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       19

[LOGO] Merrill Lynch Investment Managers

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $18,031 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


20     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2003, FAM reimbursed the Fund in the amount of $2,531.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................              .10%              --
Class B ................................              .25%             .25%
Class C ................................              .25%             .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $   996               $11,696
Class I ............................               $   510               $ 4,612
--------------------------------------------------------------------------------

For the year ended July 31, 2003, MLPF&S received contingent deferred sales charges of $83,058 and $2,894 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2003, the Fund reimbursed FAM $2,482 for certain accounting services

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2003 were $44,819,945 and $51,585,650, respectively.

Net realized losses for the year ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $  (163,165)        $ 5,176,134
Financial futures contracts .............         (1,033,890)                 --
                                                 -------------------------------
Total ...................................        $(1,197,055)        $ 5,176,134
                                                 ===============================


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       21

[LOGO] Merrill Lynch Investment Managers

As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $5,209,598, of which $6,059,909 related to appreciated securities and $850,311 related to depreciated securities. The aggregate cost of investments at July 31, 2003 for Federal income tax purposes was $109,115,708.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $5,377,948 and $3,782,292 for the years ended July 31, 2003 and July 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003+                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           104,547        $ 1,093,270
Automatic conversion of shares ...........           701,583          7,355,892
Shares issued to shareholders in
  reinvestment of dividends ..............            59,851            625,112
                                                    ---------------------------
Total issued .............................           865,981          9,074,274
Shares redeemed ..........................          (319,799)        (3,345,962)
                                                    ---------------------------
Net increase .............................           546,182        $ 5,728,312
                                                    ===========================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2002+                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................            74,570        $   768,422
Automatic conversion of shares ...........           686,352          7,136,409
Shares issued to shareholders in
  reinvestment of dividends ..............            45,980            475,630
                                                    ---------------------------
Total issued .............................           806,902          8,380,461
Shares redeemed ..........................          (289,173)        (2,990,159)
                                                    ---------------------------
Net increase .............................           517,729        $ 5,390,302
                                                    ===========================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           510,000       $  5,324,097
Shares issued to shareholders in
  reinvestment of dividends ..............           111,415          1,162,121
                                                  -----------------------------
Total issued .............................           621,415          6,486,218
Automatic conversion of shares ...........          (701,893)        (7,355,892)
Shares redeemed ..........................        (1,532,628)       (15,992,744)
                                                  -----------------------------
Net decrease .............................        (1,613,106)      $(16,862,418)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2002                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           917,152       $  9,525,246
Shares issued to shareholders in
  reinvestment of dividends ..............           140,169          1,449,583
                                                  -----------------------------
Total issued .............................         1,057,321         10,974,829
Automatic conversion of shares ...........          (686,991)        (7,136,409)
Shares redeemed ..........................        (1,245,135)       (12,899,854)
                                                  -----------------------------
Net decrease .............................          (874,805)      $ (9,061,434)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           453,177        $ 4,738,275
Shares issued to shareholders in
  reinvestment of dividends ..............            38,428            400,860
                                                    ---------------------------
Total issued .............................           491,605          5,139,135
Shares redeemed ..........................          (256,473)        (2,685,347)
                                                    ---------------------------
Net increase .............................           235,132        $ 2,453,788
                                                    ===========================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2002                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           517,533        $ 5,353,477
Shares issued to shareholders in
  reinvestment of dividends ..............            30,634            316,585
                                                    ---------------------------
Total issued .............................           548,167          5,670,062
Shares redeemed ..........................          (256,925)        (2,655,222)
                                                    ---------------------------
Net increase .............................           291,242        $ 3,014,840
                                                    ===========================


22     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003+                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            555,282         $ 5,755,837
Shares issued to shareholders
  in reinvestment of dividends .........             43,165             450,373
                                                   ----------------------------
Total issued ...........................            598,447           6,206,210
Shares redeemed ........................           (277,480)         (2,903,840)
                                                   ----------------------------
Net increase ...........................            320,967         $ 3,302,370
                                                   ============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2002+                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            158,225         $ 1,618,363
Shares issued to shareholders
  in reinvestment of dividends .........             43,054             445,218
                                                   ----------------------------
Total issued ...........................            201,279           2,063,581
Shares redeemed ........................           (501,737)         (5,189,581)
                                                   ----------------------------
Net decrease ...........................           (300,458)        $(3,126,000)
                                                   ============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended July 31, 2003.


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  7/31/2003           7/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................          $5,163,991          $5,354,891
                                                  ------------------------------
Total distributions ....................          $5,163,991          $5,354,891
                                                  ==============================

As of July 31, 2003, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net .....................        $     85,013
Undistributed long-term capital gains--net ...............                  --
                                                                  ------------
Total undistributed earnings--net ........................              85,013
Capital loss carryforward ................................         (10,342,635)*
Unrealized gains--net ....................................           4,452,051**
                                                                  ------------
Total accumulated losses--net ............................        $ (5,805,571)
                                                                  ============

* On July 31, 2003, the Fund had a net capital loss carryforward of $10,342,635, of which $2,332,249 expires in 2008, $6,200,024 expires in
      2009 and $1,810,362 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


24     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Trustees of Merrill Lynch New Jersey Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 19, 2003


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       25

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                 Position(s) Length                                                    Fund Complex    Directorships
                                 Held        of Time                                                   Overseen by     Held by
Name              Address & Age  with Fund   Served    Principal Occupation(s) During Past 5 Years     Trustee         Trustee
====================================================================================================================================
        Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*   P.O. Box 9011  President   1999 to  President and Chairman of Merrill Lynch Invest-  118 Funds       None
                  Princeton, NJ  and         present  ment Managers, L.P. ("MLIM")/Fund Asset          163 Portfolios
                  08543-9011     Trustee     and      Management, L.P. ("FAM")--Advised Funds since
                  Age: 62                    1992 to  1999; Chairman (Americas Region) of MLIM from
                                             present  2000 to 2002; Executive Vice President of FAM
                                                      and MLIM (which terms as used herein include
                                                      their corporate predecessors) from 1983 to 2002;
                                                      President of FAM Distributors, Inc. ("FAMD")
                                                      from 1986 to 2002 and Director thereof from 1991
                                                      to 2002; Executive Vice President and Director
                                                      of Princeton Services, Inc. ("Princeton
                                                      Services") from 1993 to 2002; President of
                                                      Princeton Administrators, L.P. from 1989 to
                                                      2002; Director of Financial Data Services, Inc.
                                                      from 1985 to 2002.
                  ------------------------------------------------------------------------------------------------------------------
                  *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                     FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                     Company Act, of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
                     Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.
====================================================================================================================================
        Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.          P.O. Box 9095  Trustee     1995 to  Director, The China Business Group, Inc. since    40 Funds       None
Bodurtha          Princeton, NJ              present  1996 and Executive Vice President thereof from    59 Portfolios
                  08543-9095                          1996 to 2003; Chairman, Berkshire Holding
                  Age: 59                             Corporation since 1982.
-----------------------------------------------------------------------------------------------------------------------------------
Joe Grills        P.O. Box 9095  Trustee     2002 to  Member of the Committee of Investment of          40 Funds       Kimco Realty
                  Princeton, NJ              present  Employee Benefit Assets of the Association of     59 Portfolios  Corporation
                  08543-9095                          Financial Professionals ("CIEBA") since 1986 and
                  Age: 68                             Chairman thereof from 1991 to 1992; Member of
                                                      the Investment Advisory Committees of the State
                                                      of New York Common Retirement Fund since 1989;
                                                      Member of the Investment Advisory Committee of
                                                      the Howard Hughes Medical Institute from 1997 to
                                                      2000; Director, Duke Management Company since
                                                      1992 and Vice Chairman thereof since 1998;
                                                      Director, LaSalle Street Fund from 1995 to 2001;
                                                      Director, Kimco Realty Corporation since 1997;
                                                      Member of the Investment Advisory Committee of
                                                      the Virginia Retirement System since 1998 and
                                                      Vice Chairman thereof since 2002; Director,
                                                      Montpelier Foundation since 1998 and Vice
                                                      Chairman thereof since 2000; Member of the
                                                      Investment Committee of the Woodberry Forest
                                                      School since 2000; Member of the Investment
                                                      Committee of the National Trust for Historic
                                                      Preservation since 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Herbert I.        P.O. Box 9095  Trustee     1987 to  John M. Olin Professor of Humanities, New York    40 Funds       None
London            Princeton, NJ              present  University since 1993 and Professor thereof since 59 Portfolios
                  08543-9095                          1980; President of Hudson Institute since 1997
                  Age: 64                             and Trustee thereof since 1980.
-----------------------------------------------------------------------------------------------------------------------------------


26     MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                 Position(s) Length                                                    Fund Complex    Directorships
                                 Held        of Time                                                   Overseen by     Held by
Name              Address & Age  with Fund   Served    Principal Occupation(s) During Past 5 Years     Trustee         Trustee
====================================================================================================================================
        Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold   P.O. Box 9095  Trustee     1985 to  George Gund Professor of Finance and Banking,     40 Funds        None
                  Princeton, NJ              present  Harvard Business School since 2000 and a member   59 Portfolios
                  08543-9095                          of the faculty since 1979; Director and Chairman
                  Age: 51                             of the Board, UNX, Inc. since 2003; Director,
                                                      Stockback.com from 2002 to 2002; Director, Sanlam
                                                      Limited and Sanlam Life since 2001; Director,
                                                      Genbel Securities and Gensec Bank since 1999;
                                                      Director, Bulldogresearch.com from 2000 to 2001;
                                                      Director, Sanlam Investment Management from 1999
                                                      to 2001; Director, Quantec Limited from 1991 to
                                                      1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper    P.O. Box 9095  Trustee     2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &   40 Funds        None
Ramo              Princeton, NJ              present  Sisk, P.A. since 1993; Director of Cooper's, Inc. 59 Portfolios
                  08543-9095                          since 1999 and Chairman of the Board thereof
                  Age: 60                             since 2000; Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.         P.O. Box 9095  Trustee     2002 to  Principal of STI Management since 1994; Trustee   40 Funds        None
Salomon, Jr.      Princeton, NJ              present  of Commonfund from 1980 to 2002; Director of      59 Portfolios
                  08543-9095                          Rye Country Day School since 2001.
                  Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.        P.O. Box 9095  Trustee     2002 to  Chairman, Fernwood Advisors (investment adviser)  40 Funds        None
Swensrud          Princeton, NJ              present  since 1996; Principal of Fernwood Associates      59 Portfolios
                  08543-9095                          (financial consultant) since 1975; Chairman of
                  Age: 70                             RPP Corporation since 1978; Director,
                                                      International Mobile Communications, Inc. since
                                                      1998.
                  ------------------------------------------------------------------------------------------------------------------
                  *  The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------
                                                  Position(s)  Length
                                                  Held         of Time
Name                      Address & Age           with Fund    Served*     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke   P.O. Box 9011  Vice           1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
                  Princeton, NJ  President      present     since 1999; Senior Vice President and Treasurer of Princeton Services
                  08543-9011     and Treasurer  and 1999    since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
                  Age: 43                       to present  since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob  P.O. Box 9011  Senior Vice    2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt
                  Princeton, NJ  President      present     Fund Management) of MLIM from 1997 to 2000.
                  08543-9011
                  Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo  P.O. Box 9011  Senior Vice    2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt
                  Princeton, NJ  President      present     Fund Management) of MLIM from 1998 to 2000.
                  08543-9011
                  Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Theodore R.       P.O. Box 9011  Vice           1998 to     Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
Jaeckel Jr.       Princeton, NJ  President      present     President of MLIM from 1994 to 2000.
                  08543-9011
                  Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Brian D. Stewart  P.O. Box 9011  Secretary      2003 to     Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to
                  Princeton, NJ                 present     2002; Attorney with Saul Ewing from 1999 to 2001.
                  08543-9011
                  Age: 34
                  ------------------------------------------------------------------------------------------------------------------
                  *  Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                  Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
                  Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------


       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND       JULY 31, 2003       27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch New Jersey Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #11298 -- 7/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            Merrill Lynch New Jersey Municipal Bond Fund


            By: /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch New Jersey Municipal Bond Fund

            Date: September 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch New Jersey Municipal Bond Fund

            Date: September 23, 2003


            By: /s/ Donald C. Burke
                --------------------------
                Donald C. Burke,
                Chief Financial Officer of
                Merrill Lynch New Jersey Municipal Bond Fund

            Date: September 23, 2003

            Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.